Other Receivables and Prepayments - Schedule of Other Receivables and Prepayments (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022		Dec. 31, 2021	[1]
Other Receivables And Prepayments [Abstract]
Prepayment for clinical trials and drug manufacturing services	$ 1,732	$ 2,710
Prepaid expenses	357	369
Deposits	51	51
Others	178	232
Other receivables and prepayments	$ 2,318	$ 3,362	[1]	$ 7,412

[1]
(i)    The Group elected to change its presentation currency from RMB to USD with effect from January 1, 2023 as described in Note 2 to these consolidated financial statements. The consolidated balance sheets as of January 1, 2022 and December 31, 2022 have been re-presented to reflect the Group's change in presentation currency.